CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Revenues
Net sales	$ 5,384	$ 5,076
Finance and interest income	297	296
Total Revenues	5,681	5,372
Costs and Expenses
Cost of goods sold	4,497	4,238
Selling, general and administrative expenses	542	546
Research and development expenses	191	183
Restructuring expenses	12	15
Interest expense	219	230
Other, net	141	630
Total Costs and Expenses	5,602	5,842
Income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates	79	(470)
Income tax (expense)	(48)	(40)
Equity in income of unconsolidated subsidiaries and affiliates	18	(3)
Net income (loss)	49	(513)
Net income (loss) attributable to noncontrolling interests	3	(1)
Net income (loss) attributable to CNH Industrial N.V.	$ 46	$ (512)
Earnings (loss) per share attributable to common shareholders
Basic	$ 0.03	$ (0.38)
Diluted	$ 0.03	$ (0.38)